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Exhibit 10.3
AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED DEALER MANAGER AGREEMENT OF
BLACKSTONE INFRASTRUCTURE STRATEGIES L.P. AND
BLACKSTONE INFRASTRUCTURE STRATEGIES (TE) L.P.
This Amendment No. 1 (this “Amendment”) is made and entered into as of October 22, 2026 by and among Blackstone Infrastructure Strategies L.P. (the “Fund”) and Blackstone Infrastructure Strategies
(TE) L.P. (the “Feeder” and, together with the Fund, the “Partnership”), each a Delaware limited partnership, and Blackstone Securities Partners L.P. (the “Dealer Manager” and, together with the
Partnership, the “Parties”).
Reference is hereby made to that certain Second Amended and Restated Dealer Manager
Agreement, dated March 10, 2026 (the “Agreement”), by and among the Parties pursuant to which the
Partnership engaged the Dealer Manager to act as a dealer manager in respect of the offer and sale of limited partnership units of the Partnership (“Units”). Capitalized terms that are not defined herein shall be defined as set forth in the Agreement.
WHEREAS, the Parties desire to effect an amendment to the Agreement to reflect the
Partnership’s launch of new series of its existing Class I Units, Class S Units and Class D Units.
WHEREAS, pursuant to Section 9(b) of the Agreement, the Agreement may be amended by a written instrument signed by the Parties.
NOW THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1.In accordance with the requirements of Section 9(b) of the Agreement, the Parties agree that the
Agreement is hereby amended as follows:
a.The second through fourth paragraphs of the Agreement are hereby deleted in their entirety and replaced with the following:
The Partnership is conducting a private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of the Partnership’s limited partnership units (the
“Units”), which may consist of Class I-Series E Units, Class I-Series I Units, Class I-
Series II Units, Class I-Series III Units, Class I-Series IV Units, Class S-Series E Units,
Class S-Series I Units, Class D-Series E Units, Class D-Series I Units and/or any other
Units described in the applicable Memorandum (each class, or series of such class, of
Units, a “Type”).
Under the terms of the Offering, as set forth in the Amended and Restated Confidential
Private Placement Memorandum, dated as of May 2026, for the Class I-Series I Units,
Class S Units and Class D Units (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, the “Main
PPM”), the Amended and Restated Confidential Private Placement Memorandum, dated as of November 2026, for the Class I-Series II Units, Class I-Series III Units and Class I-
Series IV Units (including any supplements and amendments thereto, all financial
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statements, appendices and all other documents which are part thereof, including the Main
PPM, the “Ladder Series Wrapper PPM”) and the Amended and Restated Confidential
Private Placement Memorandum, dated as of November 2026, for the Class I-Series E
Units, Class S-Series E Units and Class D-Series E Units (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, including the Main PPM, the “Extended Series Wrapper PPM”, and each of the Ladder Series Wrapper PPM and the Extended Series Wrapper PPM, a “Wrapper
PPM”) (the Wrapper PPMs and the Main PPM, a “Memorandum”), Units will be issued and sold at the offering prices per Unit set forth in the applicable Memorandum. In connection with the Offering, the minimum initial subscription amount by any one person shall be as set forth in the applicable Memorandum (except as otherwise accepted by the
Dealer Manager pursuant to its discretion to accept lesser amounts).
The Partnership is offering the following Types of Units: Class I-Series E Units, Class I-
Series I Units, Class I-Series II Units, Class I-Series III Units, Class I-Series IV Units,
Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and Class D-Series
I Units. For the avoidance of doubt, any reference to Class I-Series E Units, Class I-
Series I Units, Class I-Series II Units, Class I-Series III Units, Class I-Series IV Units,
Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and/or Class D-
Series I Units shall include each of the Fund’s Class I-Series E Units, Class I-Series I
Units, Class I-Series II Units, Class I-Series III Units, Class I-Series IV Units, Class S-
Series E Units, Class S-Series I Units, Class D-Series E Units and/or Class D-Series I
Units and the Feeder’s Class I-Series ETE Units, Class I-Series ETE-ACC Units, Class I-
Series ITE Units, Class I-Series ITE-ACC Units, Class I-Series IITE Units, Class I-Series IIITE
Units, Class I-Series IVTE Units, Class S-Series ETE Units, Class S-Series ETE-ACC Units,
Class S-Series ITE Units, Class S-Series ITE-ACC Units, Class D-Series ETE Units, Class D-
Series ETE-ACC Units, Class D-Series ITE Units and/or Class D-Series ITE-ACC Units.
Further, any reference to a “Distribution Type” shall include Class I-Series E Units, Class
I-Series ETE Units, Class I-Series I Units, Class I-Series ITE Units, Class I-Series II Units,
Class I-Series IITE Units, Class I-Series III Units, Class I-Series IIITE Units, Class I-Series
IV Units, Class I-Series IVTE Units, Class S-Series E Units, Class S-Series ETE Units,
Class S-Series I Units, Class S-Series ITE Units, Class D-Series E Units, Class D-Series
ETE Units, Class D-Series I Units and Class D-Series ITE Units and any reference to an
“Accumulation Type” shall include Class I-Series ETE-ACC Units, Class I-Series ITE-ACC
Units, Class S-Series ETE-ACC Units, Class S-Series ITE-ACC Units, Class D-Series ETE-ACC
Units and Class D-Series ITE-ACC Units.
The differences between the Types of Units and the eligibility requirements for each
Type of Units are described in detail in the applicable Memorandum.  The Units are to be offered and sold as described in the applicable Memorandum.  Except as otherwise agreed by the Partnership and the Dealer Manager, Units are to be sold through the
Dealer Manager, as the dealer manager, and the broker-dealers and other financial intermediaries (each a “Dealer” and collectively, the “Dealers”) with whom the Dealer
Manager has entered into or will enter into a selected dealer agreement related to the distribution of Units substantially in the form attached to this Agreement as Exhibit A or such other form as approved by the Partnership (each a “Selected Dealer Agreement”), at a purchase price equal to the Partnership’s net asset value (“NAV”) per Unit as of the last calendar day of the immediately preceding month applicable to the Types of Units being purchased (as calculated in accordance with the procedures described in the applicable
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Memorandum). For unitholders of Distribution Types who participate in the Partnership’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to such
Distribution Type that each Distribution Type unitholder owns will be automatically reinvested in additional Units of the same Distribution Type (the “DRIP Units”).  The
DRIP Units are to be issued to Distribution Type unitholders of the Partnership at a purchase price equal to the most recent available NAV per Unit for such Units at the time the distribution is payable. For the avoidance of doubt, unitholders of Accumulation
Types generally are not expected to receive distributions; instead income attributable to the Accumulation Types and other increases in the value of the underlying Class I-Series
I Units and other assets held by the Feeder in respect of such Accumulation Types will accrete to the NAV of such Accumulation Types. U.S. withholding tax obligations attributable to the Accumulation Types will be deducted from distributions, if any, or reflected as a reduction to the NAV of the Accumulation Types.
b.Section 3(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
Except as may be provided in the applicable Memorandum, which may be amended and restated from time to time, the Partnership or its affiliates will pay to the Dealer Manager a unitholder servicing fee with respect to sales of certain Units (the “Servicing Fee”) and the Dealer Manager may permit Dealers to charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fees”), all as described in
Schedule 1 to this Agreement.  The Partnership or its affiliates will pay the Servicing Fee to the Dealer Manager monthly in arrears. The Dealer Manager may reallow all or a portion of the Servicing Fee to any Dealers who sold the applicable Units giving rise to a portion of such Servicing Fee to the extent the Selected Dealer Agreement with such
Dealer provides for such a reallowance and such Dealer is in compliance with the terms of such Selected Dealer Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the applicable Memorandum, at such time as the Dealer who sold the applicable Units giving rise to a portion of the Servicing Fee is no longer the broker-dealer of record with respect to such Units or the Dealer no longer satisfies any or all of the conditions in its Selected Dealer Agreement for the receipt of the
Servicing Fee, the Dealer’s entitlement to the Servicing Fees related to such Units shall cease in, and the Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration).  Broker-dealer transfers will be made effective as of the start of the first business day of a month.
Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the applicable Units, if any such broker-dealer of record has been designated
(the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected
Dealer Agreement or similar agreement with the Dealer Manager (“Servicing
Agreement”), such Selected Dealer Agreement or Servicing Agreement with the
Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion.
The Dealer is not entitled to any Servicing Fee with respect to Class I-Series E Units,
Class I-Series I Units, Class I-Series II Units, Class I-Series III Units or Class I-Series IV
Units. The Dealer Manager may also reallow some or all of the Servicing Fee to other
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broker-dealers who provide services with respect to the Units (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer
Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.
c.Schedule 1 of the Agreement is hereby deleted and replaced in its entirety with Schedule 1 to this Amendment.
d.Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
2.No Further Amendment. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement.
3.Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this
Amendment by the Parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties hereto.
4.Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any delivery of a counterpart by facsimile or electronic mail (including in PDF format) shall constitute effective delivery.
5.Governing Law. This Amendment and the rights and obligations of the Parties created hereby shall be governed by and construed in accordance with the internal, substantive laws of the State of New York, without regard to principles of conflicts of law.
[Signature Page Follows]
[Signature Page to Amendment No. 1 to Second A&R Dealer Manager Agreement of Blackstone Infrastructure Strategies L.P.
and Blackstone Infrastructure Strategies (TE) L.P.]
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
BLACKSTONE INFRASTRUCTURE STRATEGIES
L.P.
By: Blackstone Infrastructure Strategies Associates L.P.,
as its General Partner
By: BXISA L.L.C., as its General Partner
By:/s/ Leon Volchyok
Name: Leon Volchyok
Title:Senior Managing Director
BLACKSTONE INFRASTRUCTURE STRATEGIES
(TE) L.P.
By: Blackstone Infrastructure Strategies Associates L.P.,
as its General Partner
By: BXISA L.L.C., as its General Partner
By:/s/ Leon Volchyok
Name: Leon Volchyok
Title:Senior Managing Director
Accepted and agreed to as of
the date first above written:
BLACKSTONE SECURITIES PARTNERS L.P.
By: /s/ Evan Clandorf
Name: Evan Clandorf
Title:  Authorized Signatory
SCH 1-1
Schedule 1
Compensation
I.Servicing Fees
The Partnership or its affiliates will pay to the Dealer Manager a Servicing Fee in the amount of (a)
0.85% per annum of the aggregate NAV for the Class S-Series E Units and/or Class S-Series I Units, as
applicable, as of the last day of each month and (b) 0.25% per annum of the aggregate NAV for the Class
D-Series E Units and/or Class D-Series I Units, as of the last day of each month, in each case, payable monthly. The Partnership or its affiliates will not pay to the Dealer Manager a Servicing Fee in respect of the purchase of any Class I-Series E Units, Class I-Series I Units, Class I-Series II Units, Class I-Series III
Units or Class I-Series IV Units. In calculating the Servicing Fee, the Partnership will use its NAV before giving effect to any accruals for the Servicing Fee, redemptions, if any, for that month and distributions payable on the Units.
II. Subscription Fees
The Dealer Manager is authorized to enter into arrangements that allow the Dealer to charge Subscription
Fees, on purchases and sales of Units, to the extent the applicable Memorandum discloses that such fees may be charged for the relevant Type of Units. Any Subscription Fee, including upfront placement fees or selling commissions, charged by the Dealer in connection with its sale of Units will be charged in a manner consistent with the applicable Memorandum and applicable law and FINRA rules. Purchases and sales of such Units may only be executed as purchases or redemptions between the customer and the
Partnership and the Dealer shall not execute trades of Units between customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.
Exhibit A
FORM OF SELECTED DEALER AGREEMENT